================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   ----------------------------------------

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 25, 2003

                           MS STRUCTURED ASSET CORP.
                           (Exact Name of Registrant
                          as Specified in Its Charter)

                                    Delaware
                        (State or Other Jurisdiction of
                                 Incorporation)

               333-64879                                 13-4026700
        (Commission File Number)              (IRS Employer Identification No.)

             1585 Broadway
           New York, New York                               10036
(Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 761-2520
                        (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


                   ----------------------------------------



================================================================================

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

Exhibit 4.1    Standard Terms for Trust Agreements (Corporate Bond TRACERS)

Exhibit 4.2    Trust Agreement

Exhibit 5.1    Legality Opinion of Davis Polk & Wardwell

Exhibit 8.1    Tax Opinion of Davis Polk & Wardwell

Exhibit 23.1   Consent of Davis Polk & Wardwell (included in Exhibit 5.1 and
               Exhibit 8.1)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MS STRUCTURED ASSET CORP.,
                                                Registrant


Date: September 25, 2003                        By:  /s/ John Kehoe
                                                    ----------------------------
                                                     Name:  John Kehoe
                                                     Title: Vice President

                               Index to Exhibits

Exhibit No.    Description
-----------    -----------
Exhibit 4.1    Standard Terms for Trust Agreements (Corporate Bond TRACERS)
Exhibit 4.2    Trust Agreement
Exhibit 5.1    Legality Opinion of Davis Polk & Wardwell
Exhibit 8.1    Tax Opinion of Davis Polk & Wardwell
Exhibit 23.1   Consent of Davis Polk & Wardwell (included in Exhibit 5.1 and
               Exhibit 8.1)